Exhibit 10.4
AMENDMENT TO
AMENDED AND RESTATED INTERMEDIATE PIPELINES AGREEMENT
     This Amendment to Amended and Restated Intermediate Pipelines Agreement is being entered into on December 9, 2010 (this “Amendment”), by and among Navajo Refining Company, L.L.C., a Delaware limited liability company (formerly Navajo Refining Company, L.P.) (“Navajo Refining”), Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), Holly Energy Partners-Operating, L.P., a Delaware limited partnership (the “Operating Partnership”), HEP Pipeline, L.L.C., a Delaware limited liability company (“HEP Pipeline”), Lovington-Artesia, L.L.C., a Delaware limited liability company (“Lovington-Artesia”). HEP Logistics Holdings, L.P., a Delaware limited partnership (the “General Partner”), Holly Logistic Services, L.L.C., a Delaware limited liability company (“Holly OP”), and HEP Logistics GP, L.L.C., a Delaware limited liability company (“QLP GP”), and is an amendment to the Amended and Restated Intermediate Pipelines Agreement by and among such parties and Holly Corporation, a Delaware corporation (“Holly”), dated June 1, 2009 (the “Original Intermediate Pipelines Agreement”). Holly is also executing this Amendment for the sole purpose of acknowledging and agreeing to the Amendment, which removes Holly as a Party and adds Holly as a guarantor under the Original Intermediate Pipelines Agreement, as amended hereby. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Original Intermediate Pipelines Agreement.
RECITALS:
     WHEREAS, the parties to this Amendment desire to amend the Original Intermediate Pipelines Agreement to remove Holly has a Party and add Holly as a guarantor of the Navajo Refining Payment Obligations (as defined below).
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:
     1. The preamble to the Original Intermediate Pipelines Agreement is hereby amended and restated in its entirety to read as follows:
“This Amended and Restated Intermediate Pipelines Agreement (this “Agreement”) is dated as of June 1, 2009, by and among Navajo Refining Company, L.L.C., a Delaware limited liability company (formerly Navajo Refining Company, L.P.,) (“Navajo Refining”), Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), Holly Energy Partners-Operating, L.P., a Delaware limited partnership (the “Operating Partnership”), HEP Pipeline, L.L.C., a Delaware limited liability company (“HEP Pipeline”). Lovington-Artesia, L.L.C., a Delaware limited liability company (“Lovington-Artesia”), HEP Logistics Holdings, L.P., a Delaware limited partnership (the “General Partner”), Holly Logistic Services, L.L.C., a Delaware limited liability company (“Holly GP”), and

HEP Logistics GP, L.L.C., a Delaware limited liability company (“OLP GP” and, together with the Partnership, the Operating Partnership, HEP Pipeline, Lovington-Artesia, the General Partner and Holly GP, the US “Partnership Entities”), and amends and restates in its entirety the Pipelines Agreement dated July 8, 2005 (the “Original Pipelines Agreement”), among Holly Corporation, a Delaware corporation (“Holly”), Navajo Refining and the Partnership Entities other than Lovington-Artesia. Each of Navajo Refining and the Partnership Entities are individually referred to herein as a “Party” and collectively as the “Parties.””
     2. Section 1 of the Original Intermediate Pipelines Agreement is hereby amended by deleting from Section 1 the definition of “Holly Entities” in its entirety.
     3. Section 1 of the Original Intermediate Pipelines Agreement is hereby amended by adding the following definition:
“Navajo Refining Payment Obligations” has the meaning set forth in Section 12(a).
     4. The Original Intermediate Pipelines Agreement is hereby amended by replacing each and every reference in the Original Intermediate Pipelines Agreement to “the Holly Entities” with a reference to “Navajo Refining” and, as the context requires as a result of such change, making appropriate changes of words from the plural form to the singular form.
     5. The Original Intermediate Pipelines Agreement is hereby amended by adding a new Section 12 immediately following Section 11 to read in its entirety as follows:
“Section 12. Guarantee by Holly
     (a) Payment and Performance Guaranty. Holly unconditionally, absolutely, continually and irrevocably guarantees, as principal and not as surety, to the Partnership Entities the punctual and complete payment in full when due of all amounts due from Navajo Refining under the Agreement (collectively, the “Navajo Refining Payment Obligations”). Holly agrees that the Partnership Entities shall be entitled to enforce directly against Holly any of the Navajo Refining Payment Obligations.
     (b) Guaranty Absolute. Holly hereby guarantees that the Navajo Refining Payment Obligations will be paid strictly in accordance with the terms of the Agreement. The obligations of Holly under this Agreement constitute a present and continuing guaranty of payment, and not of collection or collectability. The liability of Holly under this Agreement shall be absolute, unconditional, present, continuing and irrevocable irrespective of:

          (i) any assignment or other transfer of the Agreement or any of the rights thereunder of the Partnership Entities;
          (ii) any amendment, waiver, renewal, extension or release of or any consent to or departure from or other action or inaction related to the Agreement;
          (iii) any acceptance by the Partnership Entities of partial payment or performance from Navajo Refining;
          (iv) any bankruptcy, insolvency, reorganization, arrangement, composition, adjustment, dissolution, liquidation or other like proceeding relating to Navajo Refining or any action taken with respect to the Agreement by any trustee or receiver, or by any court, in any such proceeding;
          (v) any absence of any notice to, or knowledge of. Holly, of the existence or occurrence of any of the matters or events set forth in the foregoing subsections (i) through (iv); or
          (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor.
     The obligations of Holly hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Navajo Refining Payment Obligations or otherwise.
     (c) Waiver. Holly hereby waives promptness, diligence, all setoffs, presentments, protests and notice of acceptance and any other notice relating to any of the Navajo Refining Payment Obligations and any requirement for the Partnership Entities to protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Navajo Refining, any other entity or any collateral.
     (d) Subrogation Waiver. Holly agrees that for so long as there is a current or ongoing default or breach of this Agreement by Navajo Refining, Holly shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from Navajo Refining for any payments made by Holly under this Section 12, and Holly hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery it may now have or hereafter acquire against Navajo Refining during any period of default or breach of this Agreement by Navajo Refining until such time as there is no current or ongoing default or breach of this Agreement by Navajo Refining.
     (e) Reinstatement. The obligations of Holly under this Section 12 shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Navajo Refining Payment Obligations is rescinded or must otherwise be returned to Navajo Refining or any other entity, upon the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation or reorganization of Navajo Refining or such other entity, or for any other reason, all as though such payment had not been made,
     (f) Continuing Guaranty. This Section 12 is a continuing guaranty and shall (i) remain in full force and effect until the first to occur of the indefeasible payment in full of all of the Navajo Refining Payment Obligations, (ii) be binding upon Holly, its successors and assigns and (iii) inure to the benefit of and be enforceable by the Partnership Entities and their successors, transferees and assigns.
     (g) No Duty to Pursue Others. It shall not be necessary for the Partnership Entities (and Holly hereby waives any rights which Holly may have to require the Partnership Entities), in order to enforce such payment by Holly, first to (i) institute suit or exhaust its remedies against Navajo Refining or others liable on the Navajo Refining Payment Obligations or any other person, (ii) enforce the Partnership Entities’ rights against any other guarantors of the Navajo Refining Payment Obligations, (iii) join Navajo Refining or any others liable on the Navajo Refining Payment Obligations in any action seeking to enforce this Section 12, (iv) exhaust any remedies available to the Partnership Entities against any security which shall ever have been given to secure the Navajo Refining Payment Obligations, or (v) resort to any other means of obtaining payment of the Navajo Refining Payment Obligations.”
     6. Except as amended hereby, all of the terms and conditions of the Original Intermediate Pipelines Agreement shall remain in full force and effect. The “Miscellaneous” provisions set forth in Section 11(b), 11(c), 11(d), 11(e), 11(g), 11(h) and 11(i) of the Original Intermediate Pipelines Agreement are hereby incorporated herein by reference.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

NAVAJO REFINING COMPANY, L.L.C.

By: Name:	/s/ David L. Lamp David L. Lamp
Title:	President

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P.,
its general partner

By:	HEP LOGISTICS SERVICES, L.L.C.,
its general partner

By: Name:	/s/ David G. Blair David G. Blair
Title:	President

HOLLY ENERGY PARTNERS-OPERATING, L.P.

By:	HEP LOGISTICS GP, L.L.C.,
its general partner

By: Name:	/s/ David G. Blair David G. Blair
Title:	President
Signature Page to
Amendment to Amended and Restated Intermediate Pipelines Agreement

HEP PIPELINE, L.L.C.
By:	HOLLY ENERGY PARTNERS—OPERATING, L.P.,
its sole member

By:	HEP LOGISTICS GP, LLC,
its general partner

By: Name:	/s/ David G. Blair David G. Blair
Title:	President

LOVINGTON-ARTESIA, L.L.C.
By:	HOLLY ENERGY PARTNERS—OPERATING, L.P.,
its sole member

By:	HEP LOGISTICS GP, LLC,
its general partner

By: Name:	/s/ David G. Blair David G. Blair
Title:	President

HEP LOGISTICS HOLDINGS, L.P.
By:	HOLLY LOGISTICS SERVICES, L.L.C.,
its general partner

By: Name:	/s/ David G. Blair David G. Blair
Title:	President

HOLLY LOGISTICS SERVICES, L.L.C.
By:	/s/ David G. Blair
Name: David G. Blair
Title: President

Signature Page to
Amendment to Amended and Restated Intermediate Pipelines Agreement

HOLLY LOGISTICS GP, L.L.C.
By:	/s/ David G. Blair
Name: David G. Blair
Title: President

ACKNOWLEDGED AND AGREED: HOLLY CORPORATION
By:	/s/ David L. Lamp
Name: David L. Lamp
Title: President

Signature Page to
Amendment to Amended and Restated Intermediate Pipelines Agreement